PENNSYLVANIA MUTUAL FUND
RULE 18f-3 PLAN

Rule 18f-3 under the Investment Company Act of 1940 (the “Investment Company Act”) permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a “18f-3 Plan”) setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the “Commission”) as an exhibit to the fund’s registration statement. The following 18f-3 Plan is for Pennsylvania Mutual Fund (the “Fund”), a series of The Royce Fund, and describes the differences between the classes of the Fund’s shares.

The Fund offers four classes of its shares–Consultant Class shares, Service Class shares, Investment Class shares and R Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

Consultant Class shares (i) are sold to investors who are customers of certain broker-dealers that have entered into agreements with, and that are compensated by the distributor of, The Royce Fund’s shares (“Eligible Investors”) and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to such distributor under The Royce Fund’s distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

Service Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund’s shares and (ii) to Eligible Investors. Service Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Service Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Service Class shares will be set forth in the Fund’s current Prospectus for such shares and in The Royce Fund’s Statement of Additional Information.

Investment Class shares (i) are not distributed through such compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

R Class shares (i) are sold to Eligible Investors and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by R Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by R Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. R Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

Each class share of the Fund represents a pari passu interest in the Fund’s investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i)printing and distributing prospectuses, periodic reports and proxy statements to shareholders,(ii)Commission and Blue Sky registration fees,(iii) transfer agency and other shareholder services and (iv)litigation or other legal expenses. Thus, Consultant Class, Service Class and R Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on Consultant Class, Service Class and R Class shares are imposed directly against such class and not against all of the Fund’s assets, so that such fees will not affect the net asset value of any other class.

Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Consultant Class, Service Class or R Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Consultant Class, Service Class or R Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

Conversion of Consultant Class Shares and R Class Shares. Consultant Class and R Class shares held by a person that is not an Eligible Investor, as defined above, may be converted to a share class for which the investor is eligible from time to time upon written instruction from the Fund’s President or a Fund Vice President to the Fund’s Transfer Agent, provided that (i) the non-Eligible Investor is given prior notice of the proposed conversion and (ii) the conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge.

This Plan shall become effective with respect to each class on the date on which the Fund’s post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

September __, 2006	BY: __________________________

John D. Diederich
Vice President

ROYCE HERITAGE FUND
RULE 18f-3 PLAN

Rule 18f-3 under the Investment Company Act of 1940 (the “Investment Company Act”) permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a “18f-3 Plan”) setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the “Commission”) as an exhibit to the fund’s registration statement. The following 18f-3 Plan is for Royce Heritage Fund (the “Fund”), a series of The Royce Fund, and describes the differences between the classes of the Fund’s shares.

The Fund offers four classes of its shares—Consultant Class shares, Institutional Class shares, Service Class shares and Investment Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

Consultant Class shares (i) are sold to investors who are customers of certain broker-dealers that have entered into agreements with, and that are compensated by the distributor of, The Royce Fund’s shares (“Eligible Investors”) and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to such distributor under The Royce Fund’s distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

Institutional Class shares (i) are designed primarily by or through foundations, endowments, retirement plans, discount brokers and similar institutions and (ii) are not subject to any 12b-1 fees.

Service Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund’s shares and (ii) to Eligible Investors Service Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Service Class shares The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Service Class shares will be set forth in the Fund’s current Prospectus for such shares and in The Royce Fund’s Statement of Additional Information.

Investment Class shares (i) are not distributed through such compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

Each class share of the Fund represents a pari passu interest in the Fund’s investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Consultant Class and Service Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund’s assets, so that such fees will not affect the net asset value of any other class.

Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Consultant Class or Service Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

Exchange Privilege. Shareholders of each class of shares of the Fund, have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Consultant Class or Service Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares voting separately as a class approve the proposal.

Conversion of Consultant Class Shares. Consultant Class shares held by a person that is not an Eligible Investor, as defined above, may be converted to a share class for which the investor is eligible from time to time upon written instruction from the Fund’s President or a Fund Vice President to the Fund’s Transfer Agent, provided that (i) the non-Eligible Investor is given prior notice of the proposed conversion and (ii) the conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge.

This Plan shall become effective with respect to each class on the date on which the Fund’s post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

September __, 2006	BY: __________________________

John D. Diederich
Vice President

ROYCE OPPORTUNITY FUND
RULE 18f-3 PLAN

Rule 18f-3 under the Investment Company Act of 1940 (the “Investment Company Act”) permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a “18f-3 Plan”) setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the “Commission”) as an exhibit to the fund’s registration statement. The following 18f-3 Plan is for Royce Opportunity Fund (the “Fund”), a series of The Royce Fund, and describes the differences between the classes of the Fund’s shares.

The Fund offers five classes of its shares—Service Class shares, Investment Class shares, Institutional Class shares, Consultant Class shares and R Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

Service Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund’s shares and (ii) to investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund’s shares (“Eligible Investors”). Service Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Service Class shares to such distributor under The Royce Fund’s distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Service Class shares is set forth in the Fund’s current Prospectus for such shares and in The Royce Fund’s Statement of Additional Information.

Investment Class shares (i) are generally not distributed through compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

Institutional Class shares (i) are designed primarily for investment by or through foundations, endowments, retirement plans, discount brokers and similar institutions and (ii) are not subject to any 12b-1 fees.

Consultant Class shares (i) are sold to Eligible Investors and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

R Class shares (i) are sold to Eligible Investors and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by R Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by R Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. R shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

Each class share of the Fund represents a pari passu interest in the Fund’s investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Service Class shares, Consultant Class and R Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund’s assets, so that such fees will not affect the net asset value of any other class.

Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Service Class, the Consultant Class and the R Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Service Class, Consultant Class or R Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

Conversion of Consultant Class Shares and R Class Shares. Consultant Class and R Class shares held by a person that is not an Eligible Investor, as defined above, may be converted to a share class for which the investor is eligible from time to time upon written instruction from the Fund’s President or a Fund Vice President to the Fund’s Transfer Agent, provided that (i) the non-Eligible Investor is given prior notice of the proposed conversion and (ii) the conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge.

This Plan shall become effective with respect to each class on the date on which the Fund’s post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

September __, 2006	BY: __________________________

John D. Diederich
Vice President

ROYCE PREMIER FUND
RULE 18f-3 PLAN

Rule 18f-3 under the Investment Company Act of 1940 (the “Investment Company Act”) permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a “18f-3 Plan”) setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the “Commission”) as an exhibit to the fund’s registration statement. The following 18f-3 Plan is for Royce Premier Fund (the “Fund”), a series of The Royce Fund, and describes the differences between the classes of the Fund’s shares.

The Fund offers five classes of its shares—Service Class shares, Investment Class shares, W Class shares, Institutional Class, Consultant Class shares and R Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

Service Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund’s shares and (ii) to investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund’s shares (“Eligible Investors”). Service Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Service Class shares to such distributor under The Royce Fund’s distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “12b-1 Plan”). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Service Class shares will be set forth in the Fund’s current Prospectus for such shares and in The Royce Fund’s Statement of Additional Information.

Investment Class shares (i) are generally not distributed through compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

W Class shares (i) are designed primarily for certain wrap fee programs offered through financial intermediaries and (ii) are not subject to any 12b-1 fees.

Institutional Class shares (i) are designed primarily for investment by or through foundations, endowments, retirement plans, discount brokers and similar institutions and (ii) are not subject to any 12b-1 fees.

Consultant Class shares (i) are sold to Eligible Investors and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

R Class shares (i) are sold to Eligible Investors and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by R Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by R Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. R Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

Each class share of the Fund represents a pari passu interest in the Fund’s investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Service Class, Consultant Class and R Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund’s assets, so that such fees will not affect the net asset value of any other class.

Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Service Class, Consultant Class and R Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Service Class, Consultant Class or R Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

Conversion of Consultant Class Shares and R Class Shares. Consultant Class and R Class shares held by a person that is not an Eligible Investor, as defined above, may be converted to a share class for which the investor is eligible from time to time upon written instruction from the Fund’s President or a Fund Vice President to the Fund’s Transfer Agent, provided that (i) the non-Eligible Investor is given prior notice of the proposed conversion and (ii) the conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge.

This Plan shall become effective with respect to each class on the date on which the Fund’s post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

September __, 2006	BY: __________________________

John D. Diederich
Vice President

ROYCE TOTAL RETURN FUND
RULE 18f-3 PLAN

Rule 18f-3 under the Investment Company Act of 1940 (the “Investment Company Act”) permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a “18f-3 Plan”) setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the “Commission”) as an exhibit to the fund’s registration statement. The following 18f-3 Plan is for Royce Total Return Fund (the “Fund”), a series of The Royce Fund, and describes the differences between the classes of the Fund’s shares.

The Fund offers six classes of its shares—Consultant Class shares, Investment Class shares, W Class shares, Institutional Class shares, Service Class shares and R Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

Consultant Class shares (i) are sold to investors who are customers of certain broker-dealers that have entered into agreements with, and that are compensated by the distributor of, The Royce Fund’s shares (“Eligible Investors”) and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to such distributor under The Royce Fund’s distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

Investment Class shares (i) are generally not distributed through such compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

W Class shares (i) are designed primarily for certain wrap fee programs offered through financial intermediaries and (ii) are not subject to any 12b-1 fees.

Institutional Class shares (i) are designed primarily for investment by or through foundations, endowments, retirement plans, discount brokers and similar institutions and (ii) are not subject to any 12b-1 fees.

Service Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund’s shares and (ii) to Eligible Investors. Service Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Service Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Service Class shares will be set forth in the Fund’s current Prospectus for such shares and in The Royce Fund’s Statement of Additional Information.

R Class shares (i) are sold to Eligible Investors and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by R Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by R Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. R Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

Each class share of the Fund represents a pari passu interest in the Fund’s investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Consultant Class, Service Class and R Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund’s assets, so that such fees will not affect the net asset value of any other class.

Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Consultant Class, Service Class and R Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Consultant Class, Service Class or R Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

Conversion of Consultant Class Shares and R Class Shares. Consultant Class and R Class shares held by a person that is not an Eligible Investor, as defined above, may be converted to a share class for which the investor is eligible from time to time upon written instruction from the Fund’s President or a Fund Vice President to the Fund’s Transfer Agent, provided that (i) the non-Eligible Investor is given prior notice of the proposed conversion and (ii) the conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge.

This Plan shall become effective with respect to each class on the date on which the Fund’s post-effective amendment including a Prospectus such class shares shall become effective.

THE ROYCE FUND

September __, 2006	BY: __________________________

John D. Diederich
Vice President

ROYCE 100 FUND
RULE 18f-3 PLAN

Rule 18f-3 under the Investment Company Act of 1940 (the “Investment Company Act”) permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a “18f-3 Plan”) setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the “Commission”) as an exhibit to the fund’s registration statement. The following 18f-3 Plan is for Royce 100 Fund (the “Fund”), a series of The Royce Fund, and describes the differences between the classes of the Fund’s shares.

The Fund offers three classes of its shares—Service Class shares, Institutional Class shares and Investment Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

Service Class shares are sold (i) to pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund’s shares and (ii) to investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund’s shares. Service Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Service Class shares to such distributor under The Royce Fund’s distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Service Class shares will be set forth in the Fund’s current Prospectus for such shares and in The Royce Fund’s Statement of Additional Information.

Institutional Class shares (i) are designed primarily for investment by or through foundations, endowments, retirement plans, discount brokers and similar institutions and (ii) are not subject to any 12b-1 fees.

Investment Class shares (i) are not distributed through such compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

Each class share of the Fund represents a pari passu interest in the Fund’s investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Service Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund’s assets, so that such fees will not affect the net asset value of any other class.

Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Service Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Service Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

This Plan shall become effective with respect to each class on the date on which the Fund’s post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

September __, 2006	BY: __________________________

John D. Diederich
Vice President

ROYCE LOW-PRICED STOCK FUND
RULE 18f-3 PLAN

Rule 18f-3 under the Investment Company Act of 1940 (the “Investment Company Act”) permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a “18f-3 Plan”) setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the “Commission”) as an exhibit to the fund’s registration statement. The following 18f-3 Plan is for Royce Low-Priced Stock Fund (the “Fund”), a series of The Royce Fund, and describes the differences between the classes of the Fund’s shares.

The Fund offers four classes of its shares— Service Class shares, Institutional Class shares, Investment Class shares and R Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

Service Class shares may be sold to, among others, (i) pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund’s shares and (ii) investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund’s shares (“Eligible Investors”). Service Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Service Class shares to such distributor under The Royce Fund’s distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Service Class shares will be set forth in the Fund’s current Prospectus for such shares and in The Royce Fund’s Statement of Additional Information.

Institutional Class shares (i) are designed primarily for investment by or through foundations, endowments, retirement plans, discount brokers and similar institutions and (ii) are not subject to any 12b-1 fees.

Investment Class shares (i) are not distributed through such compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

R Class shares (i) are sold to Eligible Investors and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by R Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by R Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. R Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

Each class share of the Fund represents a pari passu interest in the Fund’s investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Service Class and R Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund’s assets, so that such fees will not affect the net asset value of any other class.

Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Service Class or R Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Service Class or R Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

Conversion of R Class Shares. R Class shares held by a person that is not an Eligible Investor, as defined above, may be converted to a share class for which the investor is eligible from time to time upon written instruction from the Fund’s President or a Fund Vice President to the Fund’s Transfer Agent, provided that (i) the non-Eligible Investor is given prior notice of the proposed conversion and (ii) the conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge.

This Plan shall become effective with respect to each class on the date on which the Fund’s post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

September __, 2006	BY: __________________________

John D. Diederich
Vice President

ROYCE VALUE FUND
RULE 18f-3 PLAN

Rule 18f-3 under the Investment Company Act of 1940 (the “Investment Company Act”) permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a “18f-3 Plan”) setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the “Commission”) as an exhibit to the fund’s registration statement. The following 18f-3 Plan is for Royce Value Fund (the “Fund”), a series of The Royce Fund, and describes the differences between the classes of the Fund’s shares.

The Fund offers four classes of its shares—Service Class shares, Institutional Class shares, Consultant Class shares and Investment Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

Service Class shares are sold to, among others (i) pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund’s shares and (ii) investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund’s shares (“Eligible Investors”). Such 12b-1 fees are payable by Service Class shares to such distributor under The Royce Fund’s distribution plan pursuant to Rule 12b-1 under the Service Company Act (the “12b-1 Plan”). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Service Class shares are set forth in the Fund’s current Prospectus for such shares and in The Royce Fund’s Statement of Additional Information.

Institutional Class shares (i) are designed primarily for investment by or through foundations, endowments, retirement plans, discount brokers and similar institutions and (ii) are not subject to any 12b-1 fees.

Consultant Class shares (i) are sold to Eligible Investors and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.
Investment Class shares (i) are not distributed through such compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

Each class share of the Fund represents a pari passu interest in the Fund’s investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Service Class shares and Consultant Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund’s assets, so that such fees will not affect the net asset value of any other class.

Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Service Class or Consultant Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Service Class or Consultant Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

Conversion of Consultant Class Shares. Consultant Class shares held by a person that is not an Eligible Investor, as defined above, may be converted to a share class for which the investor is eligible from time to time upon written instruction from the Fund’s President or a Fund Vice President to the Fund’s Transfer Agent, provided that (i) the non-Eligible Investor is given prior notice of the proposed conversion and (ii) the conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge.

This Plan shall become effective with respect to each class on the date on which the Fund’s post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

September __, 2006	BY: __________________________

John D. Diederich
Vice President

ROYCE VALUE PLUS FUND
RULE 18f-3 PLAN

Rule 18f-3 under the Investment Company Act of 1940 (the “Investment Company Act”) permits mutual funds to issue multiple classes of shares. Under Rule 18f-3(d), each mutual fund that seeks to rely upon Rule 18f-3 is required to (i) create a plan (a “18f-3 Plan”) setting forth the differences among each class of its shares, (ii) receive the approval of a majority of its Board of Trustees (including a majority of the non-interested trustees) that the 18f-3 Plan, including the expense allocation between each class of shares, is in the best interests of each class individually and the fund as a whole and (iii) file a copy of the 18f-3 Plan with the Securities and Exchange Commission (the “Commission”) as an exhibit to the fund’s registration statement. The following 18f-3 Plan is for Royce Value Plus Fund (the “Fund”), a series of The Royce Fund, and describes the differences between the classes of the Fund’s shares.

The Fund offers four classes of its shares—Service Class shares, Institutional Class shares, Consultant Class shares and Investment Class shares. The shares of each class may be purchased at a price equal to the next determined net asset value per share of such class, subject to any sales loads and ongoing asset-based charges described below.

Service Class shares are sold to, among others (i) pension, profit-sharing, money-purchase, 401(k), 403(b), 457 and other tax-deferred or tax-exempt retirement plan accounts, whose sponsors, trustees and/or service providers have entered into agreements with, and may be compensated for account maintenance, shareholder servicing, recordkeeping and/or other administrative services by, the distributor of the Fund’s shares and (ii) investors who are customers of certain broker-dealers that have entered into agreements with, and may be compensated by, the distributor of the Fund’s shares (“Eligible Investors”). Service Class shares are subject to 12b-1 fees. Such 12b-1 fees are payable by Service Class shares to such distributor under The Royce Fund’s distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”). Information regarding the 12b-1 Plan and the 12b-1 fees payable by Service Class shares are set forth in the Fund’s current Prospectus for such shares and in The Royce Fund’s Statement of Additional Information.

Institutional Class shares (i) are designed primarily for investment by or through foundations, endowments, retirement plans, discount brokers and similar institutions and (ii) are not subject to any 12b-1 fees.

Consultant Class shares (i) are sold to Eligible Investors and (ii) are subject to 12b-1 fees. Such 12b-1 fees are payable by Consultant Class shares to The Royce Fund’s distributor under the 12b-1 Plan. Information regarding the 12b-1 Plan and the 12b-1 fees payable by Consultant Class shares is set forth in the Fund’s current Prospectus for such shares and in the Statement of Additional Information for The Royce Fund. Consultant Class shares sold to new investors after a future date set by The Royce Fund’s Board of Trustees may, as set forth in the 12b-1 Plan, bear a front-end and/or contingent deferred sales load.

Investment Class shares (i) are not distributed through such compensated broker-dealers and (ii) are not subject to any 12b-1 fees.

Each class share of the Fund represents a pari passu interest in the Fund’s investment portfolio and other assets and has the same redemption, voting and other rights. Each class bears those identifiable expenses incurred solely for shareholders of such class, including (but not limited to) (i) printing and distributing prospectuses, periodic reports and proxy statements to shareholders, (ii) Commission and Blue Sky registration fees, (iii) transfer agency and other shareholder services and (iv) litigation or other legal expenses. Thus, Service Class shares and Consultant Class shares bear the expenses of ongoing 12b-1 fees and have exclusive voting rights with respect to the 12b-1 Plan, and the 12b-1 fees that are imposed on such shares are imposed directly against that class and not against all of the Fund’s assets, so that such fees will not affect the net asset value of any other class.

Net investment income dividends and capital gains distributions paid by the Fund on each class of its shares will be calculated in the same manner at the same time and will differ only to the extent that 12b-1 fees relating to the Service Class or Consultant Class or any other expenses incurred solely for a particular class are borne exclusively by that class.

Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with the other series of The Royce Fund. The Fund may terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

Allocation of Income, Gains, Losses and Expenses. Income, gains and losses of the Fund are allocated pro rata according to the net assets of each class. Expenses not incurred by a specific class of the Fund are allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class.

Amending 12b-1 Plan. The Fund will not implement any amendment to its 12b-1 Plan for the Service Class or Consultant Class that would materially increase the amount that may be borne by such class unless the holders of such class of shares, voting separately as a class, approve the proposal.

Conversion of Consultant Class Shares. Consultant Class shares held by a person that is not an Eligible Investor, as defined above, may be converted to a share class for which the investor is eligible from time to time upon written instruction from the Fund’s President or a Fund Vice President to the Fund’s Transfer Agent, provided that (i) the non-Eligible Investor is given prior notice of the proposed conversion and (ii) the conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge.

This Plan shall become effective with respect to each class on the date on which the Fund’s post-effective amendment including a Prospectus for such class shares shall become effective.

THE ROYCE FUND

September __, 2006	BY: __________________________

John D. Diederich
Vice President